UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012 (July 30, 2012)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue West, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2012, Cell Therapeutics, Inc. (the “Company”) issued 15,000 shares of Series 15 Convertible Preferred Stock (the “Series 15-2 Preferred Stock”) convertible into 25,212,203 shares of common stock with a conversion price of $0.59495 and warrants to purchase up to an aggregate of 16,808,135 shares of common stock with an exercise price per share of $0.61344 (the “Second Closing”) for gross proceeds of $15 million. The shares were issued pursuant to the terms of a Securities Purchase Agreement dated May 28, 2012 (the “Purchase Agreement”) between the Company and an institutional accredited investor (the “Initial Purchaser”). A copy of the form of the Purchase Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2012, and is incorporated herein by reference. As of July 30, 2012, all 15,000 shares of the Series 15-2 Preferred Stock have been converted and the Initial Purchaser has received 25,212,203 shares of common stock issuable upon conversion. The conversion price of the Series 15-2 Preferred Stock was calculated using the closing bid price of the Company’s common stock on July 27, 2012, plus a premium of $0.08375 per share. As previously announced, on May 29, 2012, the Company completed the first closing of $20 million of the Company’s Series 15-1 Convertible Preferred Stock.

The Company plans to use the net proceeds from the Second Closing to prepare for the commercial launch of Pixuvri™ in the European Union and for general corporate purposes, which may include, among other things, funding research and development, preclinical and clinical trials, the preparation and filing of new drug applications, the acquisition of complementary businesses, technologies or products and general working capital.

The Company is subject to restrictions on the sale of securities through 60 days after the date of the Second Closing, subject to certain exceptions. If the Initial Purchaser is unable to purchase the remaining $5 million of Series 15 Convertible Preferred Stock pursuant to the Purchase Agreement within 30 days from the Second Closing, the Company will not be subject to any restriction on the issuance of additional securities upon the expiration of such 30-day period. Because of limitations on further issuance under NASDAQ rules without shareholder approval and because the Company does not expect to receive shareholder approval prior to the expiration of the 30-day period, the Company does not expect the Initial Purchaser to be able to purchase additional shares of the Series 15 Convertible Preferred Stock under the terms of the Purchase Agreement.

All of the warrants issued in the Second Closing (the “July 2012 Warrants”) are exercisable beginning on or after the date of issuance and expire five years after the date of issuance. If the stock price is less than the exercise price, the July 2012 Warrants may also be exchanged for shares based on a specified Black-Scholes value formula subject to certain limitations. The Company may instead elect to pay all or some of such value in cash. If the Company elects not to pay in cash, is unable to issue sufficient shares without shareholder approval and has not obtained shareholder approval within 90 days after an exchange notice is received, the Company will issue a note for the unpaid portion of the value payable one year thereafter.

After completion of the Second Closing, if the Company’s common stock trades at a price greater than 20% above the exercise price of the July 2012 Warrants (as adjusted for stock splits, stock combinations and the like occurring from and after the issuance date of the July 2012 Warrants) for 20 consecutive trading days and with an average daily trading volume (on all markets on which the common stock is listed) during such 20 consecutive trading days of at least $2,000,000, then, subject to certain exceptions, the Company has the right to require the holders of the July 2012 Warrants to exercise all, but not less than all, of the July 2012 Warrants for cash in accordance with the terms of the July 2012 Warrants.

Pursuant to a letter agreement (the “Engagement Letter”) with Halcyon Cabot Partners, Ltd., as placement agent (the “Placement Agent”), the Company paid the Placement Agent a placement agent fee of 5% of the gross proceeds received in the Second Closing. A copy of the Engagement Letter was attached as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 31, 2012, and is incorporated herein by reference.

A copy of the form of the Series 15-2 Preferred Stock Certificate was attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 31, 2012, and is incorporated herein by reference. A copy of the form of the July 2012 Warrants is attached hereto as Exhibit 4.1 and incorporated herein by reference.

All shares of Series 15-2 Preferred Stock (and the shares of common stock issuable upon conversion of the Series 15-2 Preferred Stock) and the July 2012 Warrants (and the shares of common stock issuable upon exercise or exchange of the July 2012 Warrants, as the case may be) were offered and sold by the Company under its registration statements on Form S-3 (File Nos. 333-161442 and 333-177506), as supplemented by the prospectus supplement dated May 29, 2012 and filed with the Securities and Exchange Commission on May 30, 2012.

The above descriptions of the Engagement Letter, the Purchase Agreement and the Series 15-2 Preferred Stock, are qualified in their entirety by reference to Exhibits 1.1, 10.1, and 4.2 attached to the Company’s Current Report on Form 8-K filed on May 31, 2012, respectively. The above description of the July 2012 Warrants is qualified in its entirety by reference to Exhibit 4.1 attached hereto.

A copy of the opinion of Karr Tuttle Campbell related to the legality of the Series 15-2 Preferred Stock (and the shares of common stock issuable upon conversion of the Series 15-2 Preferred Stock) and July 2012 Warrants (and the shares of common stock issuable upon exercise or exchange of the July 2012 Warrants, as the case may be), is attached hereto as Exhibit 5.1.

Item 3.03	Material Modification to Rights of Security Holders.

On July 30, 2012, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Secretary of State of the State of Washington, establishing the Series 15-2 Preferred Stock. Each share of Series 15-2 Preferred Stock is entitled to a liquidation preference equal to the initial stated value of $1,000 per share of Series 15-2 Preferred Stock plus any accrued and unpaid dividends before any distribution of assets may be made to holders of capital stock ranking junior to the Series 15-2 Preferred Stock. The Series 15-2 Preferred Stock is not entitled to dividends except to share in any dividends actually paid on the common stock or any pari passu or junior securities. The Series 15-2 Preferred Stock has no voting rights except as otherwise expressly provided in the Amended Articles or as otherwise required by law. However, so long as at least 20% of the aggregate originally issued shares of Series 15-2 Preferred Stock are outstanding, the Company cannot amend its Amended Articles, Second Amended and Restated Bylaws or other charter documents so as to materially, specifically and adversely affect the rights of the Series 15-2 Preferred Stock, repay, repurchase or offer to repay or repurchase or otherwise acquire any shares of common stock or junior securities, except in limited circumstances, or authorize or create any class of senior preferred stock, in each case without the affirmative written consent of holders of a majority of the outstanding shares of Series 15-2 Preferred Stock.

As of July 30, 2012, all 15,000 shares of the Series 15-2 Preferred Stock were converted and the Initial Purchaser received 25,212,203 shares of common stock issuable upon conversion.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 30, 2012, the Company filed the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment, which were effective as of July 30, 2012, establish and designate the Series 15-2 Preferred Stock and the rights, preferences and privileges thereof.

The description of the Articles of Amendment contained in Item 3.03 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release, dated July 31, 2012, entitled “Cell Therapeutics Announces Institutional Investor Purchased Additional $15 Million of Convertible Preferred Stock and Warrants to Purchase Common Stock” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description	Location

1.1	Letter Agreement, dated May 28, 2012, by and between Cell Therapeutics, Inc. and Halcyon Cabot Partners, Ltd.	Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 15-2 Preferred Stock).	Filed herewith.

4.1	Form of Warrant to Purchase Common Stock.	Filed herewith.

4.2	Form of Series 15-2 Preferred Stock Certificate.	Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

5.1	Opinion of Karr Tuttle Campbell.	Filed herewith.

10.1	Form of Securities Purchase Agreement.	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

99.1	Press Release, dated July 31, 2012, entitled “Cell Therapeutics Announces Institutional Investor Purchased Additional $15 Million of Convertible Preferred Stock and Warrants to Purchase Common Stock.”	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: August 1, 2012	By:	/s/ James A. Bianco
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Location

1.1	Letter Agreement, dated May 28, 2012, by and between Cell Therapeutics, Inc. and Halcyon Cabot Partners, Ltd.	Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 15-2 Preferred Stock).	Filed herewith.

4.1	Form of Warrant to Purchase Common Stock.	Filed herewith.

4.2	Form of Series 15-2 Preferred Stock Certificate.	Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

5.1	Opinion of Karr Tuttle Campbell.	Filed herewith.

10.1	Form of Securities Purchase Agreement.	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 31, 2012.

99.1	Press Release, dated July 31, 2012, entitled “Cell Therapeutics Announces Institutional Investor Purchased Additional $15 Million of Convertible Preferred Stock and Warrants to Purchase Common Stock.”	Filed herewith.